                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1994 94-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1994 to August 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of September, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1994

                              CUSIP#'S  393505-DD1, DE9, DF7, DG4, DH2
                              TRUST ACCOUNT #3332031-0
                              REMITTANCE DATE: 9/15/94

                                                       Total $       Per $1,000
                                                       Amount         Original
                                                     -------------   -----------
Class A Certificates
- - --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                  $6,021,369.54

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                         685,666.67    6.23333336
          b. Class A-2 Interest                         379,194.44    6.89444436
          c. Class A-3 Interest                         323,000.00    6.17777778
          d. Class A-4 Interest                         465,516.67    7.50833339
          e. Class A-5 Remittance Rate
              (8.30%, unless Weighted Average
               Contract Rate is below 8.30%)                  8.30%
          f. Class A-5 Interest                         568,507.04    7.83888882

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                         .00           .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                         .00           .00
B.   Principal
     (5)  Formula Principal Distribution
          Amount                                      3,067,601.74           N/A
          a. Scheduled Principal                        727,137.41           N/A
          b. Principal Prepayments                    2,340,464.33           N/A
          c. Liquidated Contracts                              .00           N/A
          d. Repurchases                                       .00           N/A

     (6)  Pool Scheduled Principal
            Balance                                 381,875,338.26  992.03102221
    (6a)  Pool Factor                                    .99203102

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                                 .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)                  89.50%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%,  8.40%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994


                           CUSIP#'S  393505-DD1, DE9, DF6, DG4, DH2
                           TRUST ACCOUNT #3332031-0
                           REMITTANCE DATE: 9/15/94



                                                                Total $                      Per $1,000
                                                                Amount                        Original
                                                           ----------------              ----------------
  (9)  Class A Percentage for the following
       Remittance Date                                             89.42%

 (10)  Class A Principal Distribution:
       a.  Class A-1                                         3,067,601.74                   27.88728855
       b.  Class A-2                                                  .00                           .00
       c.  Class A-3                                                  .00                           .00
       d.  Class A-4                                                  .00                           .00
       e.  Class A-5                                                  .00                           .00

 (11)  Class A-1 Principal Balance                         106,932,398.26                  972.11271145
(11a)  Class A-1 Pool Factor                                    .97211271

 (12)  Class A-2 Principal Balance                          55,000,000.00                  1000.0000000
(12a)  Class A-2 Pool Factor                                   1.00000000

 (13)  Class A-3 Principal Balance                          45,000,000.00                  1000.0000000
(13a)  Class A-3 Pool Factor                                   1.00000000

 (14)  Class A-4 Principal Balance                          62,000,000.00                  1000.0000000
(14a)  Class A-4 Pool Factor                                   1.00000000

 (15)  Class A-5 Principal Balance                          72,523,932.00                  1000.0000000
(15a)  Class A-5 Pool Factor                                   1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any)following current Remittance
       Date                                                           .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                                              406,284.40                            12

 (18)  60 days or more                                          23,115.13                             1

 (19)  Current Month Repossessions                              35,207.17                             2

 (20)  Repossession Inventory                                   35,207.17                             2

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994



                       CUSIP#'S  393505-DD1, DE9, DF6, DG4, DH2
                       TRUST ACCOUNT #3332031-0
                       REMITTANCE DATE: 9/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in September 2000)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                                 .006%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                                      .006%

(22)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                                   .1%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                                        .1%

(23)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from September 1, 1999 to
          August 31, 2000, 9% from September 1, 2000 to
          August 31, 2001 and 10% thereafter)                                 0

(24)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                                0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.50%)                                               0

(25)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 21%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,698,859.00                                               10.50%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994


                           CUSIP#'S  393505-DJ8, DK5
                           REMITTANCE DATE: 9/15/94



                                                                 Total $                           Per $1,000
                                                                 Amount                             Original
                                                           ------------------                  ------------------
CLASS B1 CERTIFICATES
- - ---------------------

 (1)   Amount Available less the Class A
       Distribution Amount (including Monthly
       Servicing Fee)                                         531,882.98

 (2)   Class B-1 Remittance Rate (8.25% unless
       Weighted Average Contract Rate is
       below 8.25%)                                                8.25%

 (3)   Aggregate Class B1 Interest                            119,973.89                          7.79166692

 (4)   Amount applied to Unpaid Class
       BI Interest Shortfall                                         .00                                 .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                                            .00                                 .00

 (6)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                      .00

 (7)   Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                         .00

(7a)   Class B Percentage for the following
       Remittance Date                                               .00

 (8)   Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                        .00

(9a)   Class B1 Principal Shortfall                                  .00

(9b)   Unpaid Class B1 Principal Shortfall                           .00

(10)   Class B Principal Balance                           40,419,008.00

(11)   Class B1 Principal Balance                          15,397,718.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994
                                    Page 2



                           CUSIP#'S  393505-DJ8, DK5
                           REMITTANCE DATE: 9/15/94



Class B2 and C Certificates
- - ---------------------------
(12)   Remaining Amount Available                                     411,909.09

(13)   Class B-2 Remittance Rate (8.55%
       unless Weighted Average Contract
       Rate is less than 8.55%)                                            8.55%

(14)   Aggregate Class B2 Interest                                    202,046.92            8.07500013

(15)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                                 .00                   .00

(16)   Remaining Unpaid Class B2
       Interest Shortfall                                                    .00                   .00

(17)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                              .00

(18)   Class B2 Principal Liquidation Loss Amount                            .00

(19)   Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)                             .00

(20)   Guarantee Payment                                                     .00

(21)   Class B2 Principal Balance                                  25,021,290.00

(22)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount and Class B1 and B2
       Distribution Amount; if the Company
       is the Servicer)                                               160,392.89

(23)   Class C Residual Payment                                        49,469.28

(24)   Repossessed Contracts                                           35,207.17

(25)   Repossessed Contracts Remaining
       in Inventory                                                    35,207.17

(26)   Weighted Average Contract Rate                                    11.1401